EXHIBIT 99

                            FIRST STAR CAPITAL TRUST

                             Subscription Agreement

                                       for

         Adjustable Rate Trust Preferred Securities, Liquidation Amount $10.00 per Preferred Security


To:      First Star Capital Trust
         c/o Hopper Soliday, a Division of Tucker Anthony Incorporated 1703 Oregon Pike
         Lancaster, PA 17601-4201

         1. Subscription. The undersigned hereby subscribes for the purchase of the number of Adjustable Rate Trust Preferred Securities, Liquidation Amount $10.00 per Preferred Security (the "Preferred Securities") of FIRST STAR CAPITAL TRUST, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), set forth above the undersigned's signature. The undersigned hereby tenders immediately available funds in the amount of $10.00, payable to the order of First Star Capital Trust, for each subscribed for Preferred Security.

         2. Acknowledgments. The undersigned acknowledges that no Preferred Securities shall be deemed sold or issued to the undersigned, nor shall the undersigned have any interest in the Trust or be deemed to be a holder of Preferred Securities of the Trust, until the Trust accepts this subscription pursuant to the terms of the offering as set forth in the Prospectus dated
         , 1999, pertaining to the sale of up to $12,000,000 Preferred Securities (the "Prospectus"). Acceptance of this subscription shall be made by the execution of this Subscription Agreement by an authorized administrator of the Trust. The undersigned acknowledges that the Company and the Trust may reject any subscription for any reason in their discretion.

         3. Warranties and Representations. The undersigned makes the following representations and warranties with the intent that the same may be relied upon in determining the undersigned's suitability to become a holder of Preferred Securities of the Trust with the understanding that the availability of exemptions from registration of the offering under applicable state securities laws may depend upon the accuracy of such representations and warranties:

                  (a) Receipt of Prospectus. The undersigned has received a copy of the Prospectus, from the Trust or its agent, and makes and enters into this Subscription Agreement with full knowledge of the terms and conditions contained therein. First Star Bancorp, Inc. (the "Company"), as sponsor of the Trust, has made available to the undersigned and the undersigned's agents and advisors the opportunity to obtain additional information and to verify the accuracy of the information contained in the Prospectus, to evaluate the merits and risks of this investment and to ask questions of and receive satisfactory answers from the Company on behalf of the Trust concerning the terms and conditions of the offering.

                    (b) Risk Factors. The undersigned understands the risks involved in an investment in the Preferred Securities, including those described in the Prospectus under "Risk Factors." The undersigned recognizes that an investment in the Preferred Securities involves the risk of loss of principal and/or interest.

                    (c) Knowledge and Experience of Undersigned. The undersigned represents that the undersigned's knowledge and experience in financial and business matters in general are such that the undersigned (together with the undersigned's advisors, if appropriate) is capable of evaluating the merits and risks of an investment in the Preferred Securities.

                    (d) Financial Standards. Please check one or more if applicable:

                           (1)      As of the date hereof,  the  undersigned has
                    ----- an individual net worth, or joint net worth with his or her spouse, excluding principal residence, home furnishings and automobiles, of at least five times the price of the Preferred Securities subscribed for herein.

                           (2)      As of the date hereof,  the  undersigned has
                    ----- an individual net worth, or joint net worth with his or her spouse, in excess of $1,000,000.

                           (3)      The   undersigned,   individually   and  not
                    ----- jointly with a spouse, has had income in each of the two preceding calendar years and reasonably expects to have income during the current calendar year in excess of $200,000 per year.

                           (4)      The   undersigned   has  had  joint   income
                    ----- together with his or her spouse in each of the two preceding calendar years and reasonably expects to have such joint income during the current calendar year in excess of $300,000 per year.

                           (5)      The undersigned is an entity in which all of
                    ----- the equity owners are accredited investors who meet the criteria listed in (2), (3) or
                                    (4) above.

                           (6)      The  undersigned  is a bank,  a savings  and
                    ----- loan association, a registered broker dealer, an insurance company, an investment company as defined in the Investment Company Act of 1940, a private business development company as defined in the

                                    Investment  Advisors  Act  of  1940,  or any
                                    person  (other  than  an  individual)   that
                                    controls any of the foregoing.

                           (7)    The undersigned is an employee benefit  plan
                    ----- within the meaning of TitleI of the Employee Retirement Income Security Act of 1974 (ERISA) and either (i) this investment decision is made by a plan fiduciary, as defined in
                                  Section 3(21) of ERISA, that is a bank, saving and loan association, insurance company or a registered investment advisor, or (ii) the plan has total assets in excess of $5,000,000.

                           (8)      The undersigned is a self-directed  employee
                    ----- benefit plan within the meaning of Title I of ERISA whose investment decisions are made solely by persons or entities who meet any of the requirements of (2) through (7), above, or (10) through (11), below.

                           (9)      The undersigned is an organization described
                    ----- in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a Massachusetts or similar business trust, a corporation or a partnership with total assets in excess of $5,000,000, and has not been formed for the specific purpose of acquiring the Preferred Securities.

                           (10)     The undersigned is a trust with total assets
                    ----- in excess of $5,000,000, not formed for the specific purpose of acquiring the Preferred Securities, whose subscription is being directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Preferred Securities.

                           (11)     The undersigned is a director  or  executive
                    -----           officer of the Company.

                  (e) Limited Liquidity of Investment. The undersigned recognizes that there will be no public market for the Preferred Securities. The undersigned expects to hold the Preferred Securities for investment and understands that the undersigned will not readily be able to liquidate the investment in the Preferred Securities even in case of emergency.

                  (f) Employee Benefit Plans and Plan Asset Entities. The undersigned represents that it has read the section of the Prospectus captioned "ERISA Considerations" and represents that the undersigned either (a) is not a Plan or Plan Asset Entity as such terms are defined under "ERISA Considerations" in the Prospectus or (b) is exempt from ERISA's prohibited transaction rules 95-60, 91-38, 90-1 or 84-14.

         4. Restrictions on Transfer. The undersigned acknowledges that the Preferred Securities will be offered and sold without registration under the Pennsylvania Securities Act of 1972, as amended, or under any other state securities law. No such registration is contemplated in the future, the holders of Preferred Securities have no right to require such registration and the Preferred Securities may not be transferred absent an exemption from such registration. The undersigned acknowledges that certificates for the Preferred Securities will bear a restrictive legend regarding the absence of registration under the securities laws of any state. Any expenses of a subscriber's compliance with resale restrictions are the responsibility of the subscriber.

                  (a) Pennsylvania Residents. The undersigned, if a resident of the Commonwealth of Pennsylvania and if purchasing the Preferred Securities other than as an Institutional Investor or a Principal, as such terms are defined by Section 102(k) of the Pennsylvania Securities Act of 1972, as amended, (the "Pennsylvania Act") or Regulation 102.111 of Chapter 102 of Title 64 of the Pennsylvania Code, as amended, and Regulation 203.184 of Chapter 203 of Title 64 of the Pennsylvania Code, respectively, acknowledges that the certificates for the Preferred Securities will bear a restrictive legend and represents that the undersigned has completed and delivered the Agreement Not to Sell (in the form attached as Appendix A).

                  (b) Delaware Residents. The undersigned, if a resident of the State of Delaware and if purchasing the Preferred Securities other than as an Institutional Investor, as such term is defined by Section 7309(b)(8) of the Delaware Securities Act, as amended, (the "Delaware Act") or Section 510 of the Rules and Regulations pursuant to the Delaware Act, acknowledges that the certificates for the Preferred Securities will bear a restrictive legend and represents that the undersigned has completed and delivered the Agreement Not to Sell (in the form attached as Appendix B).

                  (c) Ohio Residents. The undersigned, if a resident of the State of Ohio and if purchasing the Preferred Securities other than as an Institutional Investor, as such term is defined by Section 1707.01(S) of the Ohio Securities Act, as amended, (the "Ohio Act") or Rule 1301:6- 3-01(D) of the Rules and Regulations pursuant to the Ohio Act, acknowledges that the certificates for the Preferred Securities will bear a restrictive legend and represents that the undersigned has completed and delivered the Agreement Not to Sell (in the form attached as Appendix C).

         5. Indemnity. The undersigned agrees to indemnify the Trust, the Company and their respective trustees, administrators, officers and directors and hold them harmless from and against any and all loss, damage, liability and expense, including reasonable attorney's fees, which they may incur by reason of any misrepresentation made by the undersigned, any breach of any of the undersigned's representations and warranties or the undersigned's failure to fulfill any of the agreements under this Subscription Agreement.

         6.  Purchaser's  Questionnaire.   The  undersigned  has  completed  and
delivered to the Trust the Purchaser's Questionnaire (in the form attached).

         7. Offeree Representative. The undersigned has consulted with and been guided by an investment advisor, attorney and/or accountant named below (the "Representative") with respect to and concerning the advisability of the purchase of the Preferred Securities hereby subscribed for (or if the space therefor is left blank, the undersigned represents and warrants that the undersigned is capable of evaluating an investment in the Preferred Securities without the assistance of such an advisor even though advised by the Trust to seek such advice). The undesigned has been advised by the Representative of any and all material relationships that the Representative had during the past two years, now had or intends to have in the future with the Trust or its Affiliates.


                                      --------------------------------
                                      (Name of Offeree Representative)


         8.       Miscellaneous.

                  (a) The representations, warranties and agreements of the undersigned set forth herein and in the Purchaser's Questionnaire are continuing in nature and shall survive the acceptance of this Subscription Agreement and the issuance of the Preferred Securities.

                  (b) this Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of laws principles thereof.

         EXECUTED this          day of                 , 1999.
                       --------        ----------------

Number of Preferred Securities subscribed  Total subscription price at
for:                                       $10.00 per Preferred Security = $
     ------------------------------------                                   ----


Name(s) to be placed on certificates:
                                      ------------------------------------------

Principal Residence:
                     -----------------------------------------------------------

                     -----------------------------------------------------------

--------------------------------------------------------------------------------
Signature of Subscriber                     Signature of Subscriber

Business Address:
                     -----------------------------------------------------------

                     -----------------------------------------------------------





--------------------------------------------     -------------------------------
Printed Name of Subscriber                       Printed Name of Subscriber


--------------------------------------------------------------------------------
Social Security Number or                         Social Security Number or
Taxpayer Identification Number                    Taxpayer Identification Number


--------------------------------------------     -------------------------------
Business Phone Number                            Home Phone Number


--------------------------------------------     -------------------------------
Fax Number                                       E-Mail Address



         Please indicate with an "X" whether you wish mailings to holders of the Preferred Securities to be sent to your home address or to your business address
 .

         Accepted this          day of                 , 1999.
                       --------        ----------------

                                              FIRST STAR CAPITAL TRUST

                                              By:      FIRST STAR BANCORP, INC.,
                                                       as Sponsor



                                              By:
                                                  ------------------------------

                                  INSTRUCTIONS
                                  ------------

Each subscription must include;

(a)      A completed and executed copy of this Subscription Agreement;

(b)      A completed and executed copy of the Purchaser's Questionnaire; and

(c) Your check made payable to "First Star Capital Trust" or written instructions regarding the date when you intend to wire transfer funds as payment for your Preferred Securities.

Please mail or hand deliver all of the above items to:

         First Star Capital Trust
         c/o Hopper Soliday, a Division of Tucker Anthony Incorporated 1703 Oregon Pike
         Lancaster, PA 17601

Wire transfers in payment of the Preferred Securities shall be sent to:

         Bankers Trust Company as follows:

         ABA #
               ----------------------------
         for further credit to
         Bankers Trust Company

         ----------------------------------
         for further credit to
         Bankers Trust Company Corporate Trust and Agency Services

         ----------------------------------
         Reference: First Star Capital Trust Escrow Account

                            FIRST STAR CAPITAL TRUST
                                  (the "Trust")

                            PURCHASER's QUESTIONNAIRE

                                       for

         Adjustable Rate Trust Preferred Securities, Liquidation Amount $10.00 per Preferred Security


         THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED TO HOPPER SOLIDAY ALONG WITH YOUR COMPLETED SUBSCRIPTION PACKAGE. THE PURCHASER INFORMATION REQUESTED HEREIN IS IN ADDITION TO THE INFORMATION CONTAINED IN THE SUBSCRIPTION AGREEMENT.

         THE INFORMATION SUPPLIED BY PROSPECTIVE SUBSCRIBERS WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE (i) IS REQUIRED BY LAW OR REGULATION, (ii) IS NECESSARY TO DEFEND AGAINST ANY CLAIM THAT THE OFFER AND SALE OF THE PREFERRED SECURITIES WAS NOT EXEMPT FROM REGISTRATION UNDER THE PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED, OR ANY STATE SECURITIES LAW OR TO OTHERWISE ESTABLISH THE TRUST'S AND THE COMPANY'S GOOD FAITH ATTEMPT TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM REGISTRATION, OR (iii) IS OTHERWISE DEMANDED BY PROPER LEGAL PROCESS.


                              PART I - INDIVIDUALS
                              --------------------


1.       Personal Data

         Name:

               -----------------------------------------------------------------

         Residence Address:
                            ----------------------------------------------------

         Business Address:
                            ----------------------------------------------------

         State of Residence, if Different:
                                           -------------------------------------

2.       Occupation, Employment, Business Experience and Education
         ---------------------------------------------------------

         A brief description of my current occupation is as follows:
                                                                    ------------

--------------------------------------------------------------------------------

                  PART II - PURCHASERS WHO ARE NOT INDIVIDUALS
                  --------------------------------------------

1.       General Information
         -------------------

         Name of Entity:
                         -------------------------------------------------------

         Address of Principal Office:
                                      ------------------------------------------

--------------------------------------------------------------------------------


         Type of Organization (Corporation, Partnership, etc.):
                                                                ----------------

--------------------------------------------------------------------------------

         Date and Place of Organization:
                                         ---------------------------------------

2.       Business
         --------

         A brief description of the business conducted by the entity is as follows:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


3.       Controlling Persons
         -------------------

         Each person involved in making the investment decision on behalf of the entity is listed below:

         Name                                Title
         ----                                -----

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4.       Benefit Plan Status
         -------------------

         Please indicate  whether or not the entity is or is acting on behalf of
(i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, (ii) an entity which is deemed to hold the assets of any such employee plan pursuant to 29 C.F.R. Section 2510.3-1010. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees, and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA, but generally are not subject to ERISA (collectively, "Non-ERISA Plans"). In general, a foreign or U.S. entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act and in which 25% or more of the value of any class of equity interests is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to held the assets of one or more employee benefit plans pursuant to 29 C.F.R. Section 2510.3- 101. However, if only Non-ERISA Plans were invested in such an entity, the entity would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interests held by a person (other than such a plan or entity) who had discretionary authority or control with respect to the assets of the entity, or any persons who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such person, is disregarded.

                           Yes               No
                     -----             -----
If you answered yes to the above question, please answer the following:

         The entity is, or is acting on behalf of, an individual retirement account.

                           Yes               No
                     -----             -----

         The entity is, or is acting on behalf of, an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, which covers only an individual who is the sole owner of the plan sponsor and his or her spouse, if any.

                           Yes               No
                     -----             -----

5.       Representations
         ---------------

         The undersigned officer of the entity represents that:

          a. The entity was not organized for the purpose of purchasing Preferred Securities.

          b. the officers, directors, employees or equity owners of the entity have sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Preferred Securities (or the entity has retained an attorney, accountant, financial advisor or consultant as a purchaser representative); the officers, directors, employees or equity owners of the entity have received and have had access to material and relevant information enabling them to make an informed investment decision regarding the Preferred Securities, and that all data requested on behalf of the entity has been furnished to it.

               If applicable, the name, employer address and telephone number of the entity's purchaser representative is as follows:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------



          c. It is understood that the information contained herein is being furnished to the Trust and First Star Bancorp, Inc. as Sponsor (the "Company"), to assist the Trust and the Sponsor in evaluating the entity's suitability as an investor in the Trust and to determine whether a sale of Preferred Securities may be made to the entity pursuant to applicable federal and state securities laws and regulations.

          d. It is acknowledged that the Trust and the Sponsor may rely upon the information contained herein for purposes of determining the entity's suitability as an investor in the Trust and that the evaluation of the information by the Trust and the Sponsor contained herein may preclude its acceptance of the entity's subscription for Preferred Securities.


         The foregoing answers are true and correct and may be relied upon by the Trust, the Sponsor and Hopper Soliday.

                                     Entity
                                     ------


Date:
      ----------------------------   -------------------------------------------
                                     Name of Entity

                                     By:
                                         ---------------------------------------

                                         ---------------------------------------
                                         Name and Title

                 PART III - OFFEREE REPRESENTATIVE QUESTIONNAIRE
                 -----------------------------------------------

1.       Name (Individual and Firm or Company):
                                                --------------------------------

         -----------------------------------------------------------------------
2.       Business Address and Telephone Number:
                                                --------------------------------

         -----------------------------------------------------------------------

3.       I vote in the sate of:
                                ------------------------------------------------

4.       Employer and Position or Profession:
                                              ----------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5. The undersigned is not an affiliate, director, officer, other employee of the Trust or any affiliate, or the beneficial owner of ten percent or more of the equity interest in the Trust or any affiliate.

6. The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Preferred Securities. Set forth below is the following additional information in support of the foregoing statement (i.e., investment experience, business experience, profession and education):


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------



7. There is no material relationship between the undersigned or his or her affiliates and the Trust, the Company or its affiliates which now exists, is mutually understood to be contemplated, or which has existed at any time during the previous two years.


Date:
     -------------------------------       -------------------------------------
                                           (Signature of Offeree Representative)

                                             APPENDIX A: PENNSYLVANIA  RESIDENTS
                                  NON-INSTITUTIONAL INVESTORS AND NON-PRINCIPALS
--------------------------------------------------------------------------------


                              AGREEMENT NOT TO SELL
              AND ACKNOWLEDGMENT OF RIGHT TO WITHDRAW SUBSCRIPTION

         I,_________________, understand and hereby agree that as a condition of the availability of an exemption from registration afforded to First Star Capital Trust (the "Issuer") pursuant to Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Act"), I may not sell any securities issued to me by the Issuer, except in accordance with Regulation 204.011 of the Pennsylvania Code, as amended, for a period of twelve months after the date of purchase of such securities, and I authorize the Issuer to file this agreement on my behalf with the Pennsylvania Securities Commission.

         I further understand that I have the right, pursuant to Section 207(m) of the Act to withdraw my subscription and receive a full refund of all monies paid, within two business days from the date of receipt by Hopper Soliday of the subscription agreement. Withdrawal will be without any further liability to any person, including the Issuer and Hopper Soliday. To accomplish withdrawal, I will send a letter or telegram to the Issuer in care of Hopper Soliday at the address set forth in this subscription agreement, indicating my intention to withdraw. Such letter will be postmarked or such telegram will be sent prior to the end of the second business day. If I send a letter, I will do so by certified mail, return receipt requested. If I make the request orally (in person or by telephone), I will request a written confirmation that my request has been received.

         I further understand that my certificate for the securities will contain the following legend:

         "The securities evidenced by this certificate were sold without registration in the Commonwealth of Pennsylvania pursuant to an exemption set forth at Section 203(d) of the Pennsylvania Securities Act of 1972, as amended, requiring, among other things, that the purchaser may not sell the securities for twelve consecutive months from the date of purchase. These shares may not be transferred or sold without an opinion of counsel of the holder stating that the holder (i) has sufficiently fulfilled the requirements of under Section 203(d)(i) of the Pennsylvania Securities Act of 1972, or (ii) meets the conditions for an automatic waiver of the twelve month holding period contained in Regulation 204.011 of the Pennsylvania Code, as amended."



Date:                  , 1999      By:
      -----------------               ------------------------------------------
                                                    Purchaser

                                                  APPENDIX B: DELAWARE RESIDENTS
                                                     NON-INSTITUTIONAL INVESTORS
--------------------------------------------------------------------------------

                              AGREEMENT NOT TO SELL
                              ---------------------


         I, _______________, understand and hereby acknowledge that these securities are being sold without registration in the State of Delaware pursuant to an exemption set forth at Section 7309(b)(9) of the Delaware Securities Act, as amended, requiring among other things that I am purchasing the securities of the Issuer with investment intent and that these securities may be resold only with an opinion of counsel stating that I have sufficiently fulfilled the requirement of purchasing for investment. I authorize the Issuer to file this agreement on my behalf with the Delaware Division of Securities.

         I further understand that my certificate for the securities will contain the following legend:

         "The securities evidenced by this certificate were sold without registration in the State of Delaware pursuant to an exemption set forth at
Section 7309(b)(9) of the Delaware Securities Act, as amended, requiring, among other things, the buyer to be "purchasing for investment." These shares may not be transferred or sold without an opinion of counsel of the holder stating that the holder has sufficiently fulfilled the requirement of "purchasing for investment" under Section 7309(b)(9) of the Delaware Securities Act, as amended."


Date:                  , 1999      By:
      -----------------               ------------------------------------------
                                                    Purchaser

                                                      APPENDIX C: OHIO RESIDENTS
                                                     NON-INSTITUTIONAL INVESTORS
--------------------------------------------------------------------------------

                              AGREEMENT NOT TO SELL
                              ---------------------


         I, , understand and hereby acknowledge that these securities are being sold without registration in the State of Ohio pursuant to an exemption set forth at Section 1707.03(D) of the Ohio Securities Act, as amended, requiring among other things that I am purchasing the securities of the Issuer with investment intent and that these securities may be resold only with an opinion of counsel stating that I have sufficiently fulfilled the requirement of purchasing for investment. I authorize the Issuer to file this agreement on my behalf with the Ohio Division of Securities.

         I further understand that my certificate for the securities will contain the following legend:

         "The securities evidenced by this certificate were sold without registration in the State of Ohio pursuant to an exemption set forth at Section 1707.03(D) of the Ohio Securities Act, as amended, requiring, among other things, the buyer to be "purchasing for investment." These shares may not be transferred or sold without an opinion of counsel of the holder stating that the holder has sufficiently fulfilled the requirement of "purchasing for investment" under Section 1707.03(D) of the Ohio Securities Act, as amended."


Date:                  , 1999      By:
      -----------------               ------------------------------------------
                                                    Purchaser

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